UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact Name of registrant specified in its charter)

United States	333-109768	22-2382028
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Numbers)

200 White Clay Center Drive

Newark, Delaware 19711

(Address of principal executive offices)

Registrant’s telephone number: (302) 575-5000

Item 5.	Other Events

On April 26, 2005, Chase Bank USA, National Association (“Chase USA”) formed Chase Auto Owner Trust 2005-A (the “Issuer”) pursuant to a Trust Agreement, dated as of April 26, 2005, between Chase USA and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”).

On April 26, 2005, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to Section 3810 of Title 12 of the Delaware Code.

Wells Fargo Bank, National Association (the “Indenture Trustee”) executed on June 2, 2005, and delivered to Simpson Thacher & Bartlett LLP, as counsel for the Issuer, on June 3, 2005, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the “TIA”) to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the “Indenture”).

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits
4.1	Certificate of Trust of the Issuer.

4.2	Trust Agreement pursuant to which the Issuer was formed.

25.1	Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION (Registrant)

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: June 6, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit
4.1	Certificate of Trust of the Issuer.

4.2	Trust Agreement pursuant to which the Issuer was formed.

25.1	Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.